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                                                                   EXHIBIT 10.34

                                                        [HIGH SPEED ACCESS LOGO]

THIS WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE LAWS OF ANY STATE. NEITHER THIS WARRANT NOR SUCH SECURITIES MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, THE LAWS OF ANY APPLICABLE STATE, THE PROVISIONS OF THIS WARRANT, OR THE RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL, WHICH SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.

                                 APRIL 30, 1999

                           SECURITIES PURCHASE WARRANT

                   to Subscribe for and Purchase Common Stock
                                       of
                             HIGH SPEED ACCESS CORP.

        Void If Not Exercised During The Exercise Period Described Herein

Warrant No. R-00

      1. Grant of Warrant; Conditional Exercise. THIS CERTIFIES that, for value received, MICROSOFT CORPORATION , A WASHINGTON CORPORATION, ("Microsoft") or its permitted assigns (the "Holder"), is entitled, subject to the terms and conditions hereinafter set forth, to earn on or prior to April 30, 2002, (the "Calculation Date") the right to subscribe for and purchase from High Speed Access Corp., a Delaware corporation (the "Company" or "HSA"), at any time during the Exercise Period, a number of fully paid, nonassessable shares of the Company's offered in the Qualified Public Offering Common Stock, $0.01 par value, equal to the "Earned Shares," (as defined below) at the price equal to the Exercise Price (as defined below). This Warrant may not be exercised unless accompanied by a signed Subscription Form in the form attached hereto as Exhibit A.

      2. Definitions. Unless otherwise defined herein, as used in this Securities Purchase Warrant, the following terms shall have the meanings ascribed to them as follows:

              (a) "Affiliate" means, with respect to the Holder, any entity or person controlled, directly or indirectly, by Microsoft. As used in the foregoing sentence, "controlled" means (i) with


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respect to any entity, the ability to exercise voting power with respect to at least 50% of the outstanding voting securities of such entity.

              (b) "Cable System(s)" means any radio frequency ("RF") cable television franchise or hybrid fiber-coaxial RF Plant distribution system ("RF Plant") serving a geographically proximal group of residences, businesses, or other locations. Cable Systems include both One-Way Systems and Two-Way Systems.

              (c) "Calculation Date" shall mean April 30, 2002.

              (d) "Comcast" shall mean Comcast Corp., who directly or through its affiliates and subsidiaries, own and operate various Cable Systems, and may in the future own or control other MSOs/Cable Systems. Microsoft shall assist HSA in marketing HSA's services to the cable systems owned or operated by Comcast.

              (e) "Committed System(s)" shall mean Cable Systems (a) encompassing not less than 1200 Homes Passed; (b) that Comcast designates and HSA accepts as Committed Systems, that Comcast reasonably believes will conform to the specifications to be agreed upon by Comcast and HSA in the Network Agreement and that are either listed in the Network Agreement or are designated as Committed Systems and added to the Network Agreement pursuant to the terms thereof; (c) consistent with HSA's normal network services agreements are non-cancelable by Comcast except for material default for a period of at least five (5) years after commencement of service; and (d) are subject to a full turnkey implementation of HSA Services on a sole and exclusive basis.

              (f) "Common Stock" means the shares of common stock of $.01 par value that the Company is authorized to issue in accordance with its Amended Certificate of Incorporation as of the date of the Qualified Public Offering and which is sold to the public in the Qualified Public Offering, and all securities into which such Common Stock is exchanged or converted.

              (g) "Company" means High Speed Access Corp., a Delaware corporation, or such successor company as may result from any merger or other business combination or reorganization of High Speed Access Corp.

              (h) "Earned Shares" shall mean the number of shares of Common Stock determined according to the following formula: (a) Two Hundred Fifty Thousand (250,000) shares plus (b) the number equal to the product of (i) one tenth (0.1) and (ii) the amount by which (A) the number of Homes Passed in Committed Systems on or before the Calculation Date exceeds (B) Two Million Five Hundred Thousand (2,500,000).

              (i) "Exercise Period" means, with respect to any Earned Share, the period beginning on the date of this Warrant and ending on May 1, 2004.

              (j) "Exercise Price" means at the exercise price per share of Common Stock (adjusted if appropriate pursuant to Section 6) equal to one hundred twenty-five percent (125%) of the underwriters' "price to public" upon closing of a Qualified Public Offering.

              (k) "Holder" means MICROSOFT CORPORATION, A WASHINGTON CORPORATION, or any other Person to whom this Warrant is transferred in accordance with Section 5 hereof.


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              (l) "Homes Passed" shall mean residences that are connected (i.e., a residence with an installed cable "drop" from Comcast's Cable System or which is eligible for such cable "drop" by virtue of an Comcast's Cable System passing such residence) to Comcasts' cable RF Plant for such Cable System, regardless of whether the persons residing in such residences subscribe to cable TV services.

              (m) "Network Agreement" means an executed Network Services Agreement between HSA and Comcast to be negotiated and executed in the future substantially in the form of HSA's standard network services agreement.

              (n) "Office" means the Company's office at 1000 W. Ormsby Ave, Suite 210, Louisville, KY 40210, or such other office as the Company may designate by written notice to the Holder.

              (o) "Person" means any person, firm, Company, or other entity.

              (p) "Receipt" means a written receipt, deliverable by the Company to the Holder pursuant to Section 4, (a) acknowledging the Company's receipt of the Exercise Price and the Holder's timely and proper exercise of this Warrant, and (b) obligating the Company to issue a Stock Certificate to the Holder within 30 working days after this Warrant's surrender to the Company.

              (q) "Qualified Public Offering" means the initial underwritten public offering of the Company's Common Shares (as proportionately and appropriately adjusted to reflect any subdivision, reverse stock split or adjusted recapitalization of the Company's Common Shares after the date hereof) and aggregate gross proceeds of not less than $50 million to the Company which has been made pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

              (r) "Secretary" means W. Kent Oyler III or his duly elected and qualified successor as the Company's Secretary, or any duly elected and qualified Assistant Secretary of the Company.

              (s) "Securities Laws" means the Securities Act of 1933, as amended, or the securities laws of any state, or any similar successor federal or state statutes and rules and regulations thereunder, all as the same shall be in effect from time to time.

              (t) "Stock Certificate" means an appropriate certificate issued in the Holder's name representing the Subscribed Shares.

              (u) "Subscribed Shares" means, collectively, the number of whole Earned Shares that the Holder designates on the Subscription Form as Earned Shares that the Holder wishes to purchase upon this Warrant's surrender to the Company.

              (v) "Subscription Form" means the subscription form attached as Exhibit A to this Warrant.

              (w) "Warrant" means this Securities Purchase Warrant.

      3. Exercise of Warrant.

              (a) This Warrant entitles the Holder to subscribe, from time-to-time and upon the terms and conditions set forth in this Warrant, and purchase during the Exercise Period, Subscribed Shares in any amount up to the number of Earned Shares.

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              (b) To exercise this Warrant an authorized officer of Holder (or its permitted transferee) shall, during the Exercise Period, on the day the Holder wishes to exercise this Warrant (the "Exercise Date"):

                  (1) Complete and certify the Subscription Form by designating the number of Subscribed Shares to which the Holder (or such permitted transferee) is entitled to exercise and wishes to exercise pursuant to such Subscription Form and Section 1 hereof (which may be less than or equal to the Maximum Number of Earned Shares);

                  (2) Surrender this Warrant to the Secretary at the Company's Office, and

                  (3) Upon the surrender of this Warrant to the Secretary, deliver to the Secretary at the Company's Office a certified or cashier's check payable to the Company's order in an amount equal to (i) the number of Subscribed Shares, times (ii) the Exercise Price.

In the event the Company has completed a Qualified Public Offering the Holder may at its option, in lieu of tendering a certified or cashier's check as provided in subparagraph (3) above, exercise this Warrant by submitting, during normal business hours, a duly executed exercise notice marked to reflect "Net Issue Exercise," and specifying the number of shares of Earned Shares to be exercised. Upon a Net Issue Exercise, Holder shall be entitled to receive Earned Shares equal to the value of this Warrant (or the portion thereof being exercised by Net Issue Exercise) by surrender of this Warrant to the Company together with notice of such election, in which event the Company shall issue to Holder a number of shares of the Company's Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

                  X = Y x (A-B)
                      ---------
                           A

         Where    X = the number of Earned Shares to be issued to Holder;

                  Y = the number of Earned Shares purchasable under this
                      Warrant (at the date of such calculation).

                  A = the Current Market Price of one share of the
                      Company's Common Stock (at the date of such calculation);

                  B = the Exercise Price (as adjusted to the date of such
                      calculation).

As used above, "Current Market Price" means, if the Company's Common Stock is traded on a national securities exchange, the NASDAQ National Market System or the over-the-counter market, the average of the last reported price on the trading day immediately preceding the date of valuation at which the Common Stock has traded on such national securities exchange, the NASDAQ National Market System or the average of the bid and asked prices on the over-the-counter market on the date of valuation.

              (c) Notwithstanding any delay in the actual issuance of a Stock Certificate or Receipt pursuant to Section 4 hereof, the Earned Shares shall be deemed issued for all purposes as of the opening of business on the Exercise Date, and the Holder shall for all purposes be deemed to be the holder of record of the Subscribed Shares to which the Receipt or the Stock Certificate pertains.


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      4. Issuance of Certificate for Subscribed Shares. Upon the Holder's
exercise of this Warrant in accordance with Section 3, the Company shall promptly deliver to the Holder either:

                  (1) (i) a Stock Certificate, together with (ii) a new Securities Purchase Warrant, containing the same terms and conditions as this Warrant, evidencing the Holder's continued right to subscribe (during the Exercise Period) for additional Earned Shares; or

                  (2) (i) a Receipt, together with (ii) a new Securities Purchase Warrant, containing the same terms and conditions as this Warrant, evidencing the Holder's continued right to subscribe (during the Exercise Period) for additional Earned Shares.

      5. Transfer of Warrant.

              (a) This Warrant shall be registered on the books of the Company, which shall be kept at its Office for that purpose, and shall be transferable in whole or in part but only on such books, by the Holder (or Holder's duly authorized representative) in person or by duly authorized attorney substantially in the form of Exhibit B hereof, and only in compliance with paragraph (b) below. The Company may issue appropriate stop orders to its Secretary or transfer agent to prevent a transfer in violation of this Section 5 and Section 7.

              (b) The Holder may transfer this Warrant during the Exercise Period by completing and signing the transfer form (the "Transfer Form") in the form of transfer form attached as Exhibit B to this Warrant; provided, however, that without the prior written consent of the Company, this Warrant and all rights hereunder may be transferred only (i) to an Affiliate, or (ii) with the written consent of the Company in its discretion, in accordance with the requirements of Section 7 hereof and pursuant to the registration of this Warrant or the Earned Shares under the Securities Laws (except as otherwise limited by any applicable shareholders buy-sell, registration rights, or voting agreements binding upon the Holder) or subsequent to any applicable holding period an exemption under Rule 144 or other exemption from such registration. If at least fifteen (15) working days before the end of the Exercise Period the Holder completes and signs the Transfer Form and surrenders this Warrant to the Secretary at the Company's Office, the Company shall, within ten (10) working days after this Warrant's surrender, issue to the transferee or transferees identified on the completed Transfer Form one or more new Securities Purchase Warrants (containing the same terms and conditions as this Warrant) evidencing the transferee's or transferees' right or rights to subscribe (during the Exercise Period) for all or part of the Earned Shares.

      6. Adjustments. The Exercise Price and the number of Earned Shares purchasable hereunder are subject to adjustment from and after the Effective Date as follows:

              (a) Reclassification, etc. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.

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              (b) Split, Subdivision or Combination of Shares. If the Company,
at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, then (i) in the case of a split or subdivision, the Exercise Price for such securities shall be proportionately decreased and the securities issuable upon exercise of this Warrant shall be proportionately increased, and
(ii) in the case of a combination of securities into a smaller number the Exercise Price for such securities shall be proportionately increased and the securities issuable upon exercise of this Warrant shall be proportionately decreased.

              (c) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 6.

              (d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

              (e) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

              (f) Fractional Shares. No fractional shares or scrip representing fractional Common Shares shall be issued upon the exercise hereof. Upon exercise by any Holder, such Holder shall be entitled to receive the aggregate full number of Common Shares in which all the Earned Shares being subscribed for by such Holder may exercise and in lieu of any fractional share to which such Holder would otherwise be entitled, an amount equal to such fractional share multiplied by the then fair market value (as hereafter defined) of Common Shares shall be paid by the Company in cash to such holder.

              (g) Validity of Shares. All Common Shares which may be issued upon exercise of this Warrant will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.


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              (h) Fair Market Value. For the purposes of this Section 6, if the
Company's Common Shares shall be regularly traded in any market, its "fair market value" shall be based on (i) if the Common Shares are listed on a national stock exchange, the closing price on the principal stock exchange where the Common Shares are listed and traded, or if there is no trading on a given day, the mean between the closing bid and asked prices on such day on said exchange, or (ii) if the Common Shares are not so listed, the mean between the closing bid and asked prices on the over-the-counter market as furnished by a national quotation service or the principal broker making a market; and in each case the daily values so obtained shall be averaged over a period of ten (10) consecutive trading days immediately prior to the date of the determination and the average so obtained shall be deemed to be the "fair market value" of the Common Shares hereunder. If the Common Shares are not regularly traded in any market, its "fair market value" may be determined by the Board of Directors of the Company in good faith, and with due care for the purpose of any transaction hereunder. In the event that the Holder disputes such value, the Holder shall be entitled to select an investment banking firm of recognized standing and paid for by the Holder to calculate the fair market value, and the Company and the Holder shall use their good faith best efforts to agree on the appraised value based on the report of the investment banking firm and Board's determination. In the event that the Company and the Holder are still unable to reach agreement as to the fair market value, the Company and the Holder agree to submit such determination to binding arbitration.

      7. Sale of Warrant or Earned Shares. Neither this Warrant nor the Earned Shares have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Warrant nor the Earned Shares may be sold, transferred, pledged, or hypothecated, in the absence of (i) an effective registration statement for this Warrant or the Earned Shares, as the case may be, under the Act and such registration or qualification as may be necessary under the securities laws of any state, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause a Certificate or Certificates evidencing all or any part of the Earned Shares prior to any such registration or qualification of Earned Shares to bear the following legend. If the Holder is not an affiliate and has met the requirements of Rule 144(k), the Company upon request will remove the legend from Earned Shares.

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state (the "Securities Laws"). These securities may not be offered, sold, transferred, pledged, or hypothecated in the absence of registration under applicable Securities Laws, or the availability of an exemption therefrom. This Certificate will not be transferred on the books of the Company or any transfer agent acting on behalf of the Company except upon the receipt of an opinion of counsel, satisfactory to the Company, that the proposed transfer is exempt from the registration requirements of all applicable Securities Laws, or the receipt of evidence, satisfactory to the Company, that the proposed transfer is the subject of an effective registration statement under all applicable Securities Laws.

      8. Replacement of Warrant. At the request of the Holder and on production of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, the Company at its expense will issue in lieu thereof a new Warrant of like tenor.

      9. No Voting Rights. Except as otherwise provided herein, this Warrant shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

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      10. Investment Covenant. The Holder by its acceptance of this Warrant covenants that this Warrant is, and the Earned Shares issued hereunder will be, acquired for investment purposes, and that the Holder will not distribute this Warrant or the Earned Shares in violation of any state or federal law or regulations. Holder will also upon execution hereof deliver to the Company an opinion of Holder's counsel in form and substance reasonably satisfactory to Company which states the Warrant is exempt from the registration requirements of the Securities Act of 1933, as amended.

      11. Lock-Up Agreement. The Holder hereby agrees that for a period of six
(6) months after the effective date of the closing of the initial qualified Public Offering of the Company's Common Stock pursuant to a registration statement filed under the Act, the Holder will not, without the prior written consent of the Company, offer, pledge, margin, sell, contract to sell, grant any option for the sale of, enter into any hedging or derivatives transaction involving, or otherwise dispose of, directly or indirectly, any of the Earned Shares, or the Warrant.

      12. Miscellaneous.

              (a) This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to conflict of law principles thereof).

              (b) This Warrant shall bind the Company, its successors and assigns (including any Successor Company), and shall benefit and bind the Holder, the Holder's successors and permitted assigns.

              (c) The Section headings in this Warrant have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Warrant. All references in this Warrant to "Sections" shall be construed as references to numbered Sections of this Warrant.

              (d) Any notice or delivery required or permitted by this Warrant shall be deemed given or made for all purposes of this Warrant when (1) the notice is in writing, and (2) the notice or the delivery is delivered by hand or is mailed by registered mail, return receipt requested, addressed to the intended recipient at (A) in the Company's case, the Company's Office, or (B) in the Holder's case, the Holder's address as set forth in the Company's records or at such other address as the Holder may designate by written notice to the Company.



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         IN WITNESS WHEREOF, this Warrant has been executed as of the 30th day of April, 1999.

HIGH SPEED ACCESS CORP.                           MICROSOFT CORPORATION


By /s/ HIGH SPEED ACCESS CORP.                    By  /s/ MICROSOFT CORPORATION
  --------------------------------                  ---------------------------
Name:                                             Name:
     -----------------------------                     ------------------------
Title:                                            Title:
      ----------------------------                      -----------------------
Date:                                             Date:
     -----------------------------                     ------------------------

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